SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   February 18, 1999
                                                         ---------------------


                                 PP&L Resources, Inc.
        ----------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

                  PENNSYLVANIA               1-11459             23-2758192
        ----------------------------------------------------------------------
          (State or other jurisdiction     (Commission         (IRS Employer
                of incorporation)          File Number)        Identification
                                                                     No.)



                                      PP&L, Inc.
        ----------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

                  PENNSYLVANIA                1-905              23-0959590
        ----------------------------------------------------------------------
          (State or other jurisdiction     (Commission         (IRS Employer
                of incorporation)          File Number)        Identification
                                                                     No.)


             TWO NORTH NINTH STREET, ALLENTOWN, PA             18101-1179
        ----------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


        Registrants' telephone number, including area code    610-774-5151
                                                           -------------------


        ----------------------------------------------------------------------
            (Former name or former address, if changed since last report.)

        5.   Other Items.
             -----------

        Forward-Looking Statements
        --------------------------

             PP&L Resources, Inc. (the "Company") has forecasted compound annual growth rates in earnings per share of 3.7% for 1999, 7.5% for 2000 and 7.9% for 2001, based on adjusted earnings per share for 1998 of $2.07. The Company reported a loss for 1998 of $(3.46) per share. However, when adjusted to exclude the effects of extraordinary items, weather, one-time adjustments and certain restructuring impacts, earnings per share for 1998 were $2.07.

             The Company has made certain assumptions in this forecast. Major assumptions include the following:

        . The Company has assumed that the market clearing price of generation will be about 12% and 7% higher for 1999 and 2000, respectively, than previous forecasts (which were 2.85 and 3.10 cents per kwh in 1999 and 2000, respectively).

        . The Company has assumed that annual growth in electricity delivered by PP&L, Inc. ("PP&L") will be 1.5% in each of 1999, 2000 and 2001.

        . Commencing January 1999, certain PP&L customers are able to choose their electricity supplier. The Company has assumed that the percentage of total customer load that will "shop" for electricity will be 29% in 1999 and 32% in each of 2000 and 2001. The Company also has assumed that PP&L will retain 55% of such shopping load each year.

        . The Company has assumed that its average number of common stock shares outstanding in 1999, 2000 and 2001 will be 159, 170 and 171 million, respectively.

             The foregoing forecast and assumptions do not reflect the effects of any securitization of transition costs by PP&L under the Pennsylvania Customer Choice Act and the August 27, 1998 Order of the Pennsylvania Public Utility Commission. The Company currently expects that PP&L will securitize up to $2.5 billion of transition costs in the third quarter of 1999.

             If future events and actual performance differ from the key assumptions noted above, the Company's actual results could vary significantly from the projected results.


                                       *******


             The foregoing statements, including statements with respect to future earnings growth, market prices of generation, growth in electricity delivered, customer retention and average common stock shares outstanding, are "forward-looking statements" within the meaning of the federal securities laws. Although the Company and PP&L believe that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations and assumptions will prove to have been correct. These forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in these forward-looking statements. The following are among the factors that could cause actual results to differ materially from these forward-looking statements: state and federal regulatory developments; new state or federal legislation; national or regional economic conditions; market demand and prices for energy, capacity and fuel; weather variations affecting customer energy usage; competition in retail and wholesale power markets; the need for and effect of any business or industry restructuring; the Company's and PP&L's profitability and liquidity; new accounting requirements or new interpretations or new applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements; system conditions (including actual results in achieving Year 2000 compliance by the Company, its subsidiaries and others) and operating costs; performance of new ventures; political, regulatory or economic conditions in foreign countries where PP&L Global, Inc. makes investments; foreign exchange rates; and the Company's and PP&L's commitments and liabilities. Any such forward-looking statements should be considered in light of such important factors and in conjunction with the Company's and PP&L's other documents on file with the Securities and Exchange Commission.

             New factors that could cause actual results to differ materially from those described in these forward-looking statements emerge from time to time, and it is not possible for the Company or PP&L to predict all of such factors, or the extent to which any such factors may cause actual results to differ from those contained in any forward-looking statement. Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company nor PP&L undertakes any obligation to update the information contained in such statement to reflect subsequent developments or information.

                                      SIGNATURE

             Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                      PP&L RESOURCES, INC.
                                      PP&L, INC.


                                      By:  /s/ John R. Biggar
                                         -----------------------------------
                                           Senior Vice President and
                                                Chief Financial Officer

        Date:  February 18, 1999